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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               September 15, 2000
                       (Date of earliest event reported)


                               RYERSON TULL, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   1-9117                36-3425828
       (State or Other            (Commission            (IRS Employer
       Jurisdiction of            File Number)           Identification
       Incorporation)                                        Number)



                 2621 West 15th Place, Chicago, Illinois 60608
              (Address of Principal Offices, including zip code)



                                (773) 762-2121
             (Registrant's telephone number, including area code)
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Item 5. Other Events
        ------------

The Press Release dated September 15, 2000 attached hereto as an exhibit is incorporated herein by reference in answer to this Item 5.

Item 7. Exhibits
        --------

     99.1   Press Release, dated September 15, 2000



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RYERSON TULL, INC.


Dated: September 15, 2000      By:   /s/ Joyce E. Mims
                                   ------------------------
                               Name: Joyce E. Mims
                               Title: Vice President, General Counsel and
                                      Secretary
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                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

99.1      Press Release, dated September 15, 2000.